SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)   July 23, 1998


                              ADINA, INC.
     (Exact Name of Registrant as Specified in its Charter)


    Delaware           33-19435               75-2233445
   (State  of        (Commission           (IRS   Employer
   Incorporation)    File Number)         Identification No.)


        2415 Midway Road, Suite 121, Carrollton, Texas  75006
             (Address of Principal Executive Offices)
Registrant's telephone number, including area code:(972)733-3005

ITEM 4.   Changes in Registrant's Certifying Accountant

Michael Zinn, CPA has been dismissed as the Company's independent auditors effective July 23, 1998. The change was approved by the Board of Directors. During the past two years the accountant's report on the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified to uncertainty, audit scope or accounting principles.

During the past two years, and the interim period ending July 23, 1998, there were no disagreements between the Company and the auditors regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any other reportable event. The Registrant is filing an amended letter from Mr. Zinn addressed to the Securities and Exchange Commission stating that he agrees with the above amended statements.

Larry  O'Donnell, CPA has been appointed effective July 23,  1998 to act as the auditor for the Company.

ITEM 7.   Exhibits


          a)   Letter from Accountant


                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ADINA, INC.


                         By:   /s/ Daniel Wettreich
                              Daniel Wettreich
                              President




Dated: August 5, 1998